UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 18, 2023

UNITED STATES ANTIMONY CORPORATION
(Exact name of registrant as specified in its charter)

Montana	33-00215	81-0305825
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

P.O. Box 643 Thompson Fall, MT	59873
(State or other jurisdiction of incorporation)	(Zip Code)

 Registrant’s telephone number, including area code: (406) 827-3523

                                          Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	UAMY	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As previously reported in a Form 12b-25 Notification of Late Filing filed by United States Antimony Corporation (the “Company”) on March 31, 2023 and a Form 8-K filed by the Company on April 17, 2023, the Company is delayed in filing with the Securities and Exchange Commission (the “SEC”) its Annual Report on Form 10-K for the year ended December 31, 2022 (the “Form 10-K”).

On April 18, 2023, United States Antimony Corporation (NYSE: UAMY), a Montana Corporation (the “Company”) received a notification letter (the “NYSE Notice) from the New York Stock Exchange (the “NYSE”) indicating that, as a result of the Company’s delay in filing its Annual Report on its Form 10-K for the period ended December 31, 2022 (the “Form 10-K”) with the Securities and Exchange Commission (the “SEC”) the Company is not in compliance with the NYSE American’s continued listing requirements under the timely filing criteria established in Section 1007 of the NYSE American Company Guide. The notification has no immediate effect on the listing or trading of the Company’s Common Stock on the NYSE American.

In accordance with the NYSE rules, the Company has contacted the NYSE to discuss the status of the late filing and is issuing this required press release. The NYSE informed the Company that, under NYSE rules, the Company will have until October 17, 2023, to file the 2022 Form 10-K. The NYSE may grant at its sole discretion, an extension of up to six additional months to the Company to regain compliance, depending on specific circumstances.

Notwithstanding the foregoing, the NYSE American may in its sole discretion decide (i) not to afford an issuer any cure period at all or (ii) at any time during any cure period, to truncate the cure period and immediately commence suspension and delisting procedures if the issuer is subject to delisting pursuant to any other provision of the NYSE American Company Guide, including if the NYSE American believes, in its sole discretion, that continued listing and trading of an issuer’s securities on NYSE American is inadvisable or unwarranted in accordance with Sections 1001-1006 thereof.

As the Company reported on its Form 8-K filed with the SEC on April 17, 2023, the Company has been unable to finalize the 2022 Form 10-K as the Company’s third-party independent auditors require additional time to perform audit procedures, complete related testing and review financial statements and other information for the Form 10-K. Management anticipates filing its Form 10-K at the earliest possible date.

Item 8.01. Other Events

On April 21, 2023, the Company issued a press release announcing its receipt of the NYSE Notice. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit	Exhibit Name
99.1	Press Release issued by United States Antimony Corporation, dated April 21, 2023
104	Cover Page Interactive Data File (formatted as inline XBRL)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITED STATES ANTIMONY CORPORATION

By:	/s/ Kelly J. Stopher
Kelly J. Stopher
Chief Financial Officer

April 21, 2023

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